UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-16530                 13-3236325
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

           10 Main Street, Rochester, NH                            03839
           (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (800) 732-3999

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On February 18, 2004, the Registrant (the "Company") dismissed Goldstein Golub Kessler LLP ("GGK") as its certifying accountants effective immediately. The decision to dismiss GGK was approved by the Company's Board of Directors.

      GGK was previously appointed as the Company's certifying accountants on April 16, 2003 and as such no audit reports have been issued on the Company's financial statements. During the interim period in which GGK served as the Company's certifying accountants there were no disagreement(s) with GGK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of such disagreement(s) in connection with its audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      In accordance with Item 304(a)(3) of Regulation S-K, a letter from GGK addressed to the Securities and Exchange Commission ("SEC") agreeing with the statements made in this Current Report on Form 8-K is filed as an exhibit hereto.

      On February 18, 2004, upon approval of the Board of Directors, the Company engaged Goldstein and Morris Certified Public Accountants, PC ("Goldstein and Morris") to audit the consolidated financial statements of the Company for the year ended December 31, 2003. During the Company's two most recent fiscal years and through February 18, 2004, the Company has not consulted with Goldstein and Morris regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the

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Company's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K.

      The Company has provided Goldstein and Morris with a copy of the disclosures contained herein and provided Goldstein and Morris with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Goldstein and Morris has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            Exhibit No.         Description
            -----------         -----------
              16.1              Letter from Goldstein Golub Kessler LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2004

                                            BrandPartners Group, Inc.
                                            (Registrant)

                                            /s/ James F. Brooks
                                            ------------------------------------
                                            James F. Brooks
                                            Chief Executive Officer